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                                                                   EXHIBIT 10.1


This First Amendment, dated as of January 14, 2002 (this "First Amendment"), is entered into by and among WPS Receivables Corporation, as Transferor, WestPoint Stevens Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, as Transferee, North American Capacity Insurance Company, as Insurer, and Wachovia Bank, N.A., as Administrator. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Agreement.

         WHEREAS, Transferor, Servicer, Transferee, Insurer, and Administrator entered into that certain First Amended And Restated Asset Interest Transfer Agreement dated as of October 31, 2001 (as amended, the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 1. The definition of "Scheduled Maturity Date" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

         "'Scheduled Maturity Date' means January 13, 2003, as extended pursuant to Section 1.06."

                  SECTION 1. Amended Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. This First Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this First Amendment, as though such terms and conditions were set forth herein.

                  SECTION 2.        Miscellaneous.

                                    (a)      This First Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.


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                                    (b)      The descriptive headings of the
various sections of this First Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                                    (c)      This First Amendment may not be
amended or otherwise modified except as provided in the Agreement.

                                    (d)      THIS FIRST AMENDMENT AND THE
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.


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                  IN WITNESS WHEREOF, the parties have caused this First
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    WPS RECEIVABLES CORPORATION, as Transferor


                                    By:   /s/ Nelson Griffith
                                       ----------------------------------------
                                       Name:  Nelson Griffith
                                       Title:  President


                                    WESTPOINT STEVENS INC., as initial Servicer


                                    By:   /s/ Nelson Griffith
                                       ----------------------------------------
                                       Name:  Nelson Griffith
                                       Title: Senior Vice President and
                                              Controller


                                    BLUE RIDGE ASSET FUNDING CORPORATION,
                                          as Transferee


                                    By:  Wachovia Bank, N.A., Attorney-in-Fact


                                    By:  /s/ Kevin T. McConnell
                                       ----------------------------------------
                                       Name:  Kevin T.  McConnell
                                       Title:  Senior Vice President


                                    WACHOVIA BANK, N.A., as Administrator


                                    By:  /s/ Kenny Karpowicz
                                       ----------------------------------------
                                       Name:  Kenny Karpowicz
                                       Title:  Vice President


                                    NORTH AMERICAN CAPACITY INSURANCE
                                    COMPANY, as Insurer


                                    By:   /s/ David Williams
                                       ----------------------------------------
                                       Name:  David Williams
                                       Title:  Securitization Manager